UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2015

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 9, 2015 (the “Closing Date”), Ares Commercial Real Estate Corporation (the “Company”), as borrower and ACRC Holdings LLC, ACRC Mezz Holdings LLC, ACRC CP Investor LLC and ACRC Warehouse Holdings LLC, wholly owned subsidiaries of the Company, as guarantors (collectively, the “Guarantors”), entered into a Credit and Guaranty Agreement (the “Term Loan Agreement”) with the lenders referred to therein, Highbridge Principal Strategies, LLC, as administrative agent (the “Administrative Agent”), and DBD Credit Funding LLC, as collateral agent (the “Collateral Agent”). The Term Loan Agreement provides for an initial term loan of $75.0 million (the “Initial Term Loan”), which was funded on the Closing Date, and one or more additional term loans in the aggregate principal amount not to exceed $80.0 million to be funded during the nine-month commitment period following the Closing Date (collectively with the Initial Term Loan, the “Term Loans”), subject to the satisfaction of certain conditions.

The Company will use the proceeds from the Term Loans to invest in new assets and for other general corporate purposes. The maturity date of the Term Loans is December 9, 2018.

The Initial Term Loan was, and additional Term Loans will be, funded at a discount of 1.50%.  At the Company’s election, the Term Loans will bear interest at the London Interbank Offered Rate (“LIBOR Rate”) for a one, two, three or six month interest period plus 6.0% per annum, with a minimum LIBOR Rate of 1.0%. The Company is subject to a monthly unused fee equal to 1.0% per annum on the unused amount of any Term Loans during the nine-month commitment period following the Closing Date.

The obligations of the Company under the Term Loan Agreement are guaranteed by the Guarantors. In connection with the Term Loan Agreement, on the Closing Date, the Company, the Guarantors and ACRC Lender LLC, a wholly owned subsidiary of the Company, (the “Grantors”) entered into a Pledge and Security Agreement (the “Pledge and Security Agreement”) with the Collateral Agent pursuant to which the obligations of the Company under the Term Loan Agreement and the Guarantors under the guarantee are each secured by equity interests in certain of the Company’s wholly owned indirect subsidiaries and certain other assets and property of the Grantors other than the “Excluded Assets” (as defined in the Pledge and Security Agreement). Among other items, collateral with respect to any Warehousing Debt (as defined in the Term Loan Agreement), the equity interests in ACRE Capital LLC, the Company’s mortgage banking subsidiary, and the mortgage servicing rights held by ACRE Capital LLC are Excluded Assets and are not included in the collateral securing the Term Loan Agreement. In addition, the Company, ACRC KA JV Investor LLC, ACRC Lender LLC, ACRC Champions Investor LLC, and ACRE Capital Holdings LLC, each a wholly owned subsidiary of the Company, entered into a Negative Pledge Agreement (the “Negative Pledge Agreement”) with the Collateral Agent which prohibits pledging or otherwise encumbering, subject to permitted encumbrances, certain of the Excluded Assets.

The Term Loan Agreement, Pledge and Security Agreement and Negative Pledge Agreement contain various representations and warranties, and impose certain affirmative and negative covenants on the Company and its subsidiaries including, among other things, limitations on indebtedness, distributions and dividends, prepayment requirements and dispositions of assets as well as maintenance of certain ratios of debt to net worth, minimum net worth, asset coverage, unencumbered assets and other financial conditions.

The Term Loan Agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods), including, but not limited to, non-payment of principal, interest or other amounts, failure to perform or observe covenants, misrepresentations, cross-defaults with certain other indebtedness, money judgments, certain change in control events and bankruptcy proceedings.

The Company incurred transaction costs and expenses of approximately $4.0 million in connection with the Term Loans.

The foregoing descriptions of the Term Loans, the Term Loan Agreement, the Pledge and Security Agreement and the Negative Pledge Agreement are only summaries of certain material provisions of the agreements relating to the Term Loans and are qualified in their entirety by reference to copies of such agreements, which are filed herewith as Exhibits 10.1, 10.2 and 10.3.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On December 14, 2015, the Company issued a press release relating to the Term Loans. The text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number	Exhibit Description
10.1

Credit and Guaranty Agreement, dated as of December 9, 2015 by and among Ares Commercial Real Estate Corporation, as borrower and ACRC Holdings LLC, ACRC Mezz Holdings LLC, ACRC CP Investor LLC and ACRC Warehouse Holdings LLC, as guarantors, the lenders party thereto, Highbridge Principal Strategies, LLC, as administrative agent and DBD Credit Funding LLC, as collateral agent.

10.2

Pledge and Security Agreement, dated as of December 9, 2015 among Ares Commercial Real Estate Corporation, ACRC Holdings LLC, ACRC Mezz Holdings LLC, ACRC CP Investor LLC, ACRC Warehouse Holdings LLC and ACRC Lender and DBD Credit Funding LLC, as collateral agent for the lenders.

10.3

Negative Pledge Agreement, dated as of December 9, 2015 by Ares Commercial Real Estate Corporation, ACRC KA JV Investor LLC, ACRC Lender LLC, ACRC Champions Investor LLC and ACRE Capital Holdings LLC in favor of DBD Credit Funding LLC, as collateral agent for the lenders.

99.1	Press Release, dated December 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       December 14, 2015

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Credit and Guaranty Agreement, dated as of December 9, 2015 by and among Ares Commercial Real Estate Corporation, as borrower and ACRC Holdings LLC, ACRC Mezz Holdings LLC, ACRC CP Investor LLC and ACRC Warehouse Holdings LLC, as guarantors, the Lenders party thereto, Highbridge Principal Strategies, LLC, as administrative agent and DBD Credit Funding LLC, as collateral agent.

10.2

Pledge and Security Agreement, dated as of December 9, 2015 among Ares Commercial Real Estate Corporation, ACRC Holdings LLC, ACRC Mezz Holdings LLC, ACRC CP Investor LLC, ACRC Warehouse Holdings LLC and ACRC Lender and DBD Credit Funding LLC, as collateral agent for the lenders.

10.3

Negative Pledge Agreement, dated as of December 9, 2015 by Ares Commercial Real Estate Corporation, ACRC KA JV Investor LLC, ACRC Lender LLC, ACRC Champions Investor LLC and ACRE Capital Holdings LLC in favor of DBD Credit Funding LLC, as collateral agent for the lenders.

99.1	Press Release, dated December 14, 2015